Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC COMPANY I

Large Cap Core Fund

Supplement dated April 6, 2021 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated October 1, 2020, as supplemented and amended to date

At a meeting of the shareholders of the Large Cap Core Fund (the “Target Fund”) held on April 5, 2021, shareholders approved the reorganization of the Target Fund into the Systematic Core Fund (the “Acquiring Fund”), each a series of VALIC Company I (the “Reorganization”).

Pursuant to the Reorganization, the assets and liabilities of the Target Fund will be exchanged for shares of the Acquiring Fund, and Target Fund shareholders will become shareholders of the Acquiring Fund. The Acquiring Fund shares to be received by Target Fund shareholders will be equal in value to the Target Fund shares held by such shareholders immediately prior to the Reorganization.

The Reorganization is expected to close on or about April 19, 2021. Until the Reorganization is completed, the Target Fund will continue sales and redemptions of its shares as described in its Prospectus. After the Reorganization is complete, the Target Fund will be liquidated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.